Exhibit 99.1

TSYS Reports Fourth Quarter and Full Year Earnings

Provides 2018 Outlook for Revenues and Earnings per Share

Columbus, Ga., January 23, 2018 —  TSYS (NYSE: TSS) today reported results for the fourth quarter and full year of 2017.

“2017 proved to be a truly exceptional year for our company. We delivered outstanding financial results, continued to expand our merchant business with the Cayan acquisition announcement and finished the year having met or exceeded our goals,” said M. Troy Woods, chairman, president and chief executive officer of TSYS.

Highlights for the fourth quarter of 2017 vs. 2016:

•	Total revenues were $1.3 billion, an increase of 12.5%.
•	Net revenue (non-GAAP), which excludes reimbursable items, interchange and payment network fees, was $870.6 million, an increase of 10.8%.
•

Net income attributable to TSYS common shareholders was $242.2 million, an increase of 227.5%, which includes $135.9 million of tax benefit from the Tax Cuts and Jobs Act.  Diluted EPS were $1.31, an increase of 227.4%.

•	Adjusted earnings (non-GAAP) were $151.0 million, an increase of 16.5%. Adjusted diluted EPS (non-GAAP) were $0.82, an increase of 16.5%.
•	Adjusted EBITDA (non-GAAP) was $293.3 million, an increase of 10.0%.
•	3.45 million shares were purchased for $255.0 million.

Highlights for the full year of 2017 vs. 2016:

•	Total revenues were $4.9 billion, an increase of 18.2%.
•	Net revenue (non-GAAP), which excludes reimbursable items, interchange and payment network fees, was $3.4 billion, an increase of 11.8%.
•

Net income attributable to TSYS common shareholders was $586.2 million, an increase of 83.4%, which includes $135.9 million of tax benefit from the Tax Cuts and Jobs Act.  Diluted EPS were $3.16, an increase of 82.4%.

•	Adjusted earnings (non-GAAP) were $624.2 million, an increase of 20.9%. Adjusted diluted EPS (non-GAAP) were $3.37, an increase of 20.2%.
•	Adjusted EBITDA (non-GAAP) was $1.2 billion, an increase of 15.1%.
•	3.85 million shares were purchased for $282.6 million.
•	Debt was reduced by $400 million and totaled $800 million over the past two years.

“We expect the momentum of 2017 to carry over into 2018. We are projecting strong organic revenue growth as we remain laser focused on executing on our strategic plan and delivering outstanding results,” said Woods.

2018 Outlook

On January 1, 2018, TSYS adopted Accounting Standards Codification (ASC) 606 “Revenue from Contracts with Customers” using the modified retrospective transition method. The 2018 guidance is below and includes the expected impact of the adoption of the new revenue standard, the expected impact of the acquisition of Cayan, the expected impact of the new tax law (the Tax Cuts and Jobs Act) and the expected effective date of October 2018 of the prepaid rules by the Consumer Financial Protection Bureau.

	2018 Financial
(in millions, except per share amounts)	Outlook Range(1)			Percent Change
Revenue:
Total revenues (GAAP)	$3,850	to	$3,950	(22%)	to	(20%)
Net revenue (non-GAAP)	$3,650	to	$3,750	7%	to	10%

Earnings per share:
Diluted EPS (GAAP)	$2.85	to	$2.95	(10%)	to	(7%)
Adjusted diluted EPS attributable to TSYS common shareholders (non-GAAP)	$4.10	to	$4.20	22%	to	25%
Weighted average diluted shares outstanding		184

(1)	The estimated impact of the adoption of ASC 606 on TSYS’ 2018 Outlook is as follows:

Total revenues	($1,600)	to	($1,575)
Net revenue	($62)	to	($69)
Diluted EPS	($0.04)	to	($0.03)
Adjusted diluted EPS	($0.04)	to	($0.03)

The most significant impact of adopting ASC 606 in 2018 is primarily the result of gross versus net presentation of interchange and payment network fees. In 2018, these fees collected on behalf of the payment networks and card issuers will be presented “net” of the amounts paid to them, as opposed to the “gross” presentation for certain of these fees in 2017.

Conference Call

TSYS will host its quarterly conference call at 5:00 p.m. ET on Tuesday, January 23. The conference call can be accessed via simultaneous Internet broadcast on the “Investor Relations” section of TSYS’ website at investors.tsys.com where an accompanying slide presentation will also be available. The replay will be archived for 12 months and will be available approximately 30 minutes after the completion of the call.

Non-GAAP Measures

This press release contains information prepared in conformity with GAAP as well as non-GAAP information. It is management’s intent to provide non-GAAP financial information to enhance understanding of its consolidated financial information as prepared in accordance with GAAP. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure and the most directly comparable GAAP financial measure are presented so as not to imply that more emphasis should be placed on the non-GAAP measure. The non-GAAP financial information presented may be determined or calculated differently by other companies.

Additional information about non-GAAP financial measures, including, but not limited to, net revenue, adjusted earnings, adjusted EBITDA and adjusted diluted EPS, and a reconciliation of those measures to the most directly comparable GAAP measures is included on pages 12 to 15 in the financial schedules of this release.

About TSYS

TSYS® (NYSE: TSS) is a leading global payments provider, offering seamless, secure and innovative solutions across the payments spectrum — from issuer processing and merchant acquiring to prepaid program management. We succeed because we put people, and their needs, at the heart of every decision. It’s an approach we call ‘People-Centered Payments®’.

Our headquarters are located in Columbus, Ga., U.S.A., with approximately 11,800 team members and local offices spread across 13 countries. TSYS generated revenue of $4.9 billion in 2017. We are a member of The Civic 50 and were named one of the 2017 World's Most Ethical Companies by Ethisphere magazine. TSYS is a member of the S&P 500 and routinely posts all important information on its website. For more, visit tsys.com.

Forward-Looking Statements

This press release contains “forward-looking statements” – that is, statements related to future, not past, events. Forward-looking statements often address our expected future business and financial performance and often contain words such as “expect,” “anticipate,” “intend,” “believe,” “should,” “plan,” “potential,” “will,” “could,” and similar expressions. These forward-looking statements include, among others, statements regarding the expectation that the momentum of 2017 will carry over into 2018, the projected strong organic revenue growth and TSYS’ earnings guidance for 2018 total revenues, net revenue, diluted EPS and adjusted diluted EPS, and the assumptions underlying such statements, including with respect to TSYS’ earnings guidance for 2018 set forth under the caption “2018 Outlook” above. These statements are based on the current beliefs and expectations of TSYS’ management, are based on management’s assumptions and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results or events to differ materially from those contemplated by our forward-looking statements in this press release. Many of these factors are beyond TSYS’ ability to control or predict. These factors include, but are not limited to, the material breach of security of any of TSYS’ systems; TSYS’ ability to integrate acquisitions and achieve the anticipated growth opportunities and other benefits of the acquisitions, particularly the recently completed Cayan acquisition; the effect of current domestic and worldwide economic conditions; risks associated with foreign operations, including adverse developments with respect to foreign currency exchange rates, and in particular with respect to the current environment, adverse developments with respect to foreign currency exchange rates as a result of the United Kingdom’s decision to leave the European Union (Brexit); expenses incurred associated with the signing of a significant client; TSYS does not convert clients’ portfolios as scheduled; the deconversion of a significant client; changes occur in laws, rules, regulations, credit card association rules, prepaid industry rules or other industry standards affecting TSYS and our clients that may result in costly new compliance burdens on TSYS and our clients and lead to a decrease in the volume and/or number of transactions processed or limit the types and amounts of fees that can be charged to customers, and in particular the CFPB’s new rule regarding prepaid financial products, including its effective date; the costs and effects of litigation, investigations or similar matters or adverse facts and developments relating thereto; adverse developments with respect to the payment card industry in general, including a decline in the use of cards as a payment mechanism; and growth rates of TSYS’ existing clients are lower than anticipated or attrition rates of existing clients are higher than anticipated. Additional risks and other factors that could cause actual results or events to differ materially from those contemplated in this release can be found in TSYS’ filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. TSYS disclaims any obligation to update any forward-looking statements as a result of new information, future developments or otherwise except as required by law.

Contacts:

Cyle Mims

TSYS Media Relations

+1.706.644.3110

cylemims@tsys.com

Shawn Roberts

TSYS Investor Relations

+1.706.644.6081

shawnroberts@tsys.com

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TSYS Announces Fourth Quarter 2017 Earnings

TSYS

Financial Highlights

(unaudited)

(in thousands, except per share data)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
			Percent			Percent
	2017	2016	Change	2017	2016	Change
Total revenues	$1,273,289	1,132,224	12.5%	$4,927,965	4,170,077	18.2%

Cost of services	939,106	826,332	13.6	3,577,320	2,993,062	19.5
Selling, general and administrative expenses	160,262	175,345	(8.6)	616,601	603,633	2.1
Total expenses	1,099,368	1,001,677	9.8	4,193,921	3,596,695	16.6

Operating income	173,921	130,547	33.2	734,044	573,382	28.0

Nonoperating expenses*	(27,702)	(30,125)	8.0	(116,482)	(112,350)	(3.7)
Income before income taxes and equity in income of equity investments	146,219	100,422	45.6	617,562	461,032	34.0
Income tax (benefit)/expense	(88,039)	33,209	nm	65,878	161,175	(59.1)
Income before equity in income of equity investments	234,258	67,213	nm	551,684	299,857	84.0
Equity in income of equity investments, net of tax*	9,613	7,162	34.2	40,532	26,115	55.2
Net income	243,871	74,375	nm	592,216	325,972	81.7
Net income attributable to noncontrolling interests	(1,663)	(425)	nm	(6,031)	(6,334)	4.8
Net income attributable to TSYS common shareholders	$242,208	73,950	nm %	$586,185	319,638	83.4%

Earnings per share (EPS):
Basic EPS	$1.33	0.40	nm %	$3.19	1.74	83.3%

Diluted EPS	$1.31	0.40	nm %	$3.16	1.73	82.4%

Weighted average shares outstanding:
(includes participating securities)
Basic	182,661	183,665		183,745	183,655
Diluted	184,639	184,533		185,430	184,448

Dividends declared per share	$0.13	0.10	30.0%	$0.46	0.40	15.0%

Non-GAAP measures:**
Net revenue	$870,613	785,709	10.8%	$3,400,332	3,041,876	11.8%

Adjusted EBITDA	$293,277	266,547	10.0%	$1,197,673	1,040,551	15.1%

Adjusted earnings	$151,036	129,620	16.5%	$624,183	516,419	20.9%

Adjusted diluted EPS	$0.82	0.70	16.5%	$3.37	2.80	20.2%

*   Certain prior year amounts have been reclassified between nonoperating expenses and equity in income of equity investments, net of tax.

**  See reconciliation of non-GAAP measures.

nm = not meaningful

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TSYS Announces Fourth Quarter 2017 Earnings

TSYS

Segment Breakdown

(unaudited)

(in thousands)

	Three Months Ended December 31,				Twelve Months Ended December 31,
			Change				Change
	2017	2016	$	%	2017	2016	$	%
Adjusted operating income by segment:
Issuer Solutions (a)	$145,671	132,506	13,165	9.9%	$574,580	525,025	49,555	9.4%
Merchant Solutions (b)	94,915	88,539	6,376	7.2	391,466	307,595	83,871	27.3
Netspend (c)	38,831	34,834	3,997	11.5	182,082	160,371	21,711	13.5
Corporate admin and other	(37,395)	(36,166)	(1,229)	(3.4)	(148,564)	(135,996)	(12,568)	(9.2)
Adjusted segment operating income (d)	242,022	219,713	22,309	10.2	999,564	856,995	142,569	16.6
Less:
Share-based compensation	13,946	9,937	4,009	40.3	42,409	43,728	(1,319)	(3.0)
TransFirst and Cayan M&A and integration expenses	3,281	2,267	1,014	44.7	13,367	28,176	(14,809)	(52.6)
Litigation, claims, judgments or settlements	43	21,719	(21,676)	(99.8)	1,947	21,719	(19,772)	(91.0)
Acquisition intangible amortization	50,831	55,243	(4,412)	(8.0)	207,797	189,990	17,807	9.4
Operating income	173,921	130,547	43,374	33.2	734,044	573,382	160,662	28.0
Nonoperating expenses	(27,702)	(30,125)	2,423	8.0	(116,482)	(112,350)	(4,132)	(3.7)
Income before income taxes and equity in income of equity investments	$146,219	100,422	45,797	45.6%	$617,562	461,032	156,530	34.0%

Net revenue by segment:
Issuer Solutions (e)	$413,869	380,446	33,423	8.8%	$1,594,959	1,515,462	79,497	5.2%
Merchant Solutions (f)	282,714	253,960	28,754	11.3	1,103,682	898,533	205,149	22.8
Netspend (g)	186,422	160,617	25,805	16.1	746,870	663,579	83,291	12.6
Segment net revenue	883,005	795,023	87,982	11.1	3,445,511	3,077,574	367,937	12.0
Less: Intersegment revenues	12,392	9,314	3,078	33.0	45,179	35,698	9,481	26.6
Net revenue (h)	870,613	785,709	84,904	10.8	3,400,332	3,041,876	358,456	11.8
Add: reimbursable items, interchange and payment network fees	402,676	346,515	56,161	16.2	1,527,633	1,128,201	399,432	35.4
Total revenues	$1,273,289	1,132,224	141,065	12.5%	$4,927,965	4,170,077	757,888	18.2%

Adjusted segment operating margin on segment net revenue:
Issuer Solutions (a)/(e)	35.2%	34.8%			36.0%	34.6%
Merchant Solutions (b)/(f)	33.6%	34.9%			35.5%	34.2%
Netspend (c)/(g)	20.8%	21.7%			24.4%	24.2%

Adjusted segment operating margin on net revenue: (d)/(h)	27.8%	28.0%			29.4%	28.2%

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TSYS Announces Fourth Quarter 2017 Earnings

TSYS

Segment Breakdown

(unaudited)

(in thousands)

	Three Months Ended December 31,					Twelve Months Ended December 31,
			Change					Change
	2017	2016	$	%		2017	2016	$	%
Depreciation and amortization by segment:
Issuer Solutions	$38,627	35,450	3,177	9.0%	XX	$147,914	141,309	6,605	4.7%
Merchant Solutions	7,487	6,851	636	9.3		29,477	25,553	3,924	15.4
Netspend	3,782	3,667	115	3.1		15,838	13,133	2,705	20.6
Depreciation and amortization	49,896	45,968	3,928	8.5		193,229	179,995	13,234	7.4
Acquisition intangible amortization	50,831	55,243	(4,412)	(8.0)		207,797	189,990	17,807	9.4
Corporate admin and other	1,358	866	492	56.8		4,880	3,561	1,319	37.0
Total depreciation and amortization	$102,085	102,077	8	0.0%		$405,906	373,546	32,360	8.7%

Segment statistical data:

Issuer Solutions
Total transactions (in millions)	5,863.5	5,224.8	638.7	12.2%		21,575.6	19,858.1	1,717.5	8.6%
Total Accounts on file (AOF) (in millions)						797.5	751.5	46.0	6.1%
Total traditional AOF (in millions)						571.9	521.8	50.1	9.6%

Merchant Solutions
Point-of-sale transactions (in millions)	1,221.8	1,120.5	101.3	9.0%		4,844.1	4,548.1	296.0	6.5%
Dollar sales volume (in millions)	$32,439.0	28,710.2	3,728.8	13.0%		$124,165.1	97,735.1	26,430.0	27.0%
Segment net revenue per transaction	$0.231	0.227	0.005	2.1%		$0.228	0.198	0.030	15.3%

Netspend
Gross dollar volume (in millions)	$7,579.7	6,579.1	1,000.6	15.2%		$32,034.8	28,722.3	3,312.5	11.5%
Direct deposit 90-day active cards (in thousands)						2,395.1	2,136.0	259.1	12.1%
90-day active cards (in thousands)						4,902.9	4,295.0	607.9	14.2%
% of 90-day active cards with direct deposit						48.9%	49.7%

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TSYS Announces Fourth Quarter 2017 Earnings

TSYS

Condensed Balance Sheet

(unaudited)

(in thousands)

	December 31, 2017	December 31, 2016
Assets
Current assets:
Cash and cash equivalents	$450,357	425,354
Accounts receivable, net	412,322	432,847
Other current assets	176,770	164,488
Total current assets	1,039,449	1,022,689
Goodwill	3,264,071	3,270,952
Software and other intangible assets, net	1,106,741	1,329,864
Property and equipment, net	325,218	282,345
Other long term assets	552,672	460,327
Total assets	$6,288,151	6,366,177

Liabilities
Current liabilities:
Accounts payable	$58,191	38,712
Current portion of long-term borrowings, capital leases and license agreements	565,812	50,727
Other current liabilities	328,478	330,914
Total current liabilities	952,481	420,353
Long-term borrowings, capital leases and license agreements, excluding current portion	2,628,002	3,313,276
Deferred income tax liabilities	238,317	419,552
Other long-term liabilities	112,670	88,983
Total liabilities	3,931,470	4,242,164
Redeemable noncontrolling interest	14,283	24,093
Equity	2,342,398	2,099,920
Total liabilities and equity	$6,288,151	6,366,177

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TSYS Announces Fourth Quarter 2017 Earnings

TSYS

Selected Cash Flow Highlights

(unaudited)

(in thousands)

	Twelve Months Ended December 31,
	2017	2016
Cash flows from operating activities:
Net income	$592,216	325,972
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in income of equity investments, net of tax	(40,532)	(26,115)
Dividends received from equity investments	20,589	15,246
Depreciation and amortization	405,906	373,546
Amortization of debt issuance costs	4,307	13,570
Share-based compensation	42,409	43,728
Deferred income tax (benefit)/expense	(172,488)	7,435
Other noncash adjustments	78,498	52,169
Changes in operating assets and liabilities	(74,413)	(87,522)
Net cash provided by operating activities	856,492	718,029

Purchases of property and equipment	(70,039)	(51,132)
Additions to licensed computer software from vendors	(25,916)	(11,551)
Additions to internally developed computer software	(30,265)	(34,043)
Additions to contract acquisition costs	(69,806)	(45,847)
Cash used in acquisitions, net of cash acquired	—	(2,345,493)
Other investing activities	(2,718)	(4,930)
Net cash used in investing activities	(198,744)	(2,492,996)

Principal payments on long-term borrowings, capital lease obligations and license agreements	(421,306)	(724,084)
Proceeds from long-term borrowings	200,000	2,666,295
Debt issuance costs	—	(26,555)
Purchase of noncontrolling interests	(70,000)	(5,878)
Dividends paid on common stock	(79,017)	(73,378)
Proceeds from exercise of stock options	21,832	11,708
Repurchase of common stock	(284,237)	(30,275)
Other financing activities	(5,997)	4,357
Net cash (used in) provided by financing activities	(638,725)	1,822,190

Cash and cash equivalents:
Effect of exchange rate changes on cash and cash equivalents	5,980	(11,197)
Net increase in cash and cash equivalents	25,003	36,026
Cash and cash equivalents at beginning of period	425,354	389,328
Cash and cash equivalents at end of period	$450,357	425,354

Supplemental
Capital expenditures	$196,026	142,573
Free cash flow (non-GAAP)*	$660,466	575,456

*  See reconciliation of non-GAAP measures.

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TSYS Announces Fourth Quarter 2017 Earnings

TSYS

Supplemental Information

(unaudited)

Other

AOF:

	Total Accounts on File
	At	At	%
(in millions)	December 2017	December 2016	Change
Consumer	481.3	442.9	8.7
Commercial	54.2	47.9	13.2
Other	36.4	31.0	17.4
Traditional AOF	571.9	521.8	9.6
Prepaid*/Stored Value	38.6	57.8	(33.3)
Government Services	95.0	88.7	7.2
Commercial Card Single Use	92.0	83.2	10.7
Total AOF	797.5	751.5	6.1

* Prepaid does not include Netspend accounts

Growth in Accounts on File (in millions):
	December 2016 to	December 2015 to
	December 2017	December 2016
Beginning balance	751.5	732.5
Change in accounts on file due to:
Internal growth of existing clients	53.1	53.1
New clients	29.8	27.8
Purges/Sales	(36.4)	(12.9)
Deconversions	(0.5)	(49.0)
Ending balance	797.5	751.5

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TSYS Announces Fourth Quarter 2017 Earnings

Reconciliation of GAAP to Non-GAAP Financial Measures

Non-GAAP Measures

The schedules below provide a reconciliation of revenues and operating results on a constant currency basis to reported revenues and operating income. This non-GAAP measure presents fourth quarter and year-to-date 2017 financial results using the previous year’s foreign currency exchange rates. On a constant currency basis, TSYS’ total year-to-date revenues for the fourth quarter of 2017 grew 18.5% as compared to a reported GAAP increase of 18.2%.

The schedules below also provide a reconciliation of diluted EPS to adjusted diluted EPS.

The schedules below also provide a reconciliation of net income to Adjusted EBITDA.

The schedules below also provide a reconciliation of cash flows from operating activities and capital expenditures to free cash flow.

The schedules below also provide a reconciliation of 2018 guidance of total revenues to net revenue and diluted EPS to adjusted diluted EPS.

The tax rate used in the calculation of adjusted diluted EPS for the quarter and year is equal to an estimate of our annual effective tax rate on GAAP income. This effective rate is estimated annually and may be adjusted during the year to take into account events or trends that materially impact the effective tax rate including, but not limited to, significant changes resulting from tax legislation, material changes in the mix of revenues and expenses by entity and other significant events.

TSYS believes that non-GAAP financial measures are important to enable investors to understand and evaluate its ongoing operating results. Accordingly, TSYS includes non-GAAP financial measures when reporting its financial results to shareholders and potential investors in order to provide them with an additional tool to evaluate TSYS’ ongoing business operations. TSYS believes that the non-GAAP financial measures are representative of comparative financial performance that reflects the economic substance of TSYS’ current and ongoing business operations.

Although non-GAAP financial measures are often used to measure TSYS’ operating results and assess its financial performance, they are not necessarily comparable to similarly titled measures of other companies due to potential inconsistencies in the method of calculation.

TSYS believes that its provision of non-GAAP financial measures provides investors with important key financial performance indicators that are utilized by management to assess TSYS’ operating results, evaluate the business and make operational decisions on a prospective, going-forward basis. Hence, management provides disclosure of non-GAAP financial measures to give shareholders and potential investors an opportunity to see TSYS as viewed by management, to assess TSYS with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. TSYS believes that inclusion of non-GAAP financial measures provides investors with additional information to help them better understand its financial statements just as management utilizes these non-GAAP financial measures to better understand the business, manage budgets and allocate resources.

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TSYS Announces Fourth Quarter 2017 Earnings

Reconciliation of GAAP to Non-GAAP

Constant Currency Comparison

(unaudited)

(in thousands)

	Three Months Ended December 31,			Twelve Months Ended December 31,
			Percent			Percent
	2017	2016	Change	2017	2016	Change
Consolidated
Constant currency (1)	$1,267,420	1,132,224	11.9%	$4,943,433	4,170,077	18.5%
Foreign currency impact (2)	5,869	—		(15,468)	—
Total revenues	$1,273,289	1,132,224	12.5%	$4,927,965	4,170,077	18.2%

Constant currency (1)	$865,131	785,709	10.1%	$3,414,749	3,041,876	12.3%
Foreign currency impact (2)	5,482	—		(14,417)	—
Net revenue	$870,613	785,709	10.8%	$3,400,332	3,041,876	11.8%

Constant currency (1)	$172,499	130,547	32.1%	$742,966	573,382	29.6%
Foreign currency impact (2)	1,422	—		(8,922)	—
Operating income	$173,921	130,547	33.2%	$734,044	573,382	28.0%

Issuer Solutions
Constant currency (1)	$461,735	430,555	7.2%	$1,816,232	1,719,211	5.6%
Foreign currency impact (2)	5,903	—		(15,378)	—
Total revenues	$467,638	430,555	8.6%	$1,800,854	1,719,211	4.7%

Constant currency (1)	$408,353	380,446	7.3%	$1,609,285	1,515,462	6.2%
Foreign currency impact (2)	5,516	—		(14,326)	—
Segment net revenue	$413,869	380,446	8.8%	$1,594,959	1,515,462	5.2%

(1)  Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.

(2)  Reflects the impact of calculated changes in foreign currency rates from the comparable period.

Net Revenue

(unaudited)

(in thousands)

	Three Months Ended December 31,			Twelve Months Ended December 31,
			Percent			Percent
	2017	2016	Change	2017	2016	Change
Total revenues	$1,273,289	1,132,224	12.5%	$4,927,965	4,170,077	18.2%
Less: reimbursable items, interchange and payment network fees	402,676	346,515	16.2	1,527,633	1,128,201	35.4
Net revenue	870,613	785,709	10.8%	3,400,332	3,041,876	11.8%

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TSYS Announces Fourth Quarter 2017 Earnings

Reconciliation of GAAP to Non-GAAP

Adjusted Diluted Earnings per Share

(unaudited)

(in thousands, except per share data)

	Three Months Ended December 31,				Twelve Months Ended December 31,
			Percent				Percent
	2017	2016	Change		2017	2016	Change
Net income attributable to TSYS common shareholders (GAAP)	$242,208	73,950	nm	%	$586,185	319,638	83.4%
Adjust for amounts attributable to TSYS common shareholders:
Add: Acquisition intangible amortization	$50,683	54,967	(7.8)		$207,172	188,887	9.7
Add: Share-based compensation	13,944	9,925	40.5		42,399	43,691	(3.0)
Add: TransFirst and Cayan M&A expenses*	3,281	2,268	44.7		13,306	37,957	(64.9)
Add: Litigation, claims, judgments or settlements**	43	19,913	(99.8)		1,947	19,913	(90.2)
Less: Tax impact of adjustments***	(23,252)	(31,403)	26.0		(90,955)	(93,667)	2.9
Less: Impact of Tax Cuts and Jobs Act***	(135,871)	—	na		(135,871)	—	na
Adjusted earnings (non-GAAP)	$151,036	129,620	16.5%		$624,183	516,419	20.9%

Diluted EPS - Net income attributable to TSYS common shareholders
As reported (GAAP)	$1.31	0.40	nm	%	$3.16	1.73	82.4%

Adjusted diluted EPS (non-GAAP)	$0.82	0.70	16.5%		$3.37	2.80	20.2%

Weighted average diluted shares outstanding	184,639	184,533			185,430	184,448

*      Costs associated with the TransFirst and Cayan acquisition and integration that are both included in selling, general and administrative expenses and nonoperating expenses.

**     Litigation settlement or settlement discussions and related legal expenses.

***   Certain of these merger and acquisition costs are nondeductible for income tax purposes. Income tax impact includes a discrete item as a result of the acquisitions.

**** On December 22,2017, President Trump signed into law the Tax Cuts and Jobs Act (the “Tax Act).   Based on its preliminary analysis of the Tax Act, including the reduction of the federal corporate income tax rate, TSYS estimates that it will receive an additional, non-recurring income tax benefit of approximately $135.9 million due to the reduction of certain deferred tax liabilities and the repatriation of foreign earnings as a result of the Tax Act.

Adjusted EBITDA

(unaudited)

(in thousands)

	Three Months Ended December 31,				Twelve Months Ended December 31,
			Percent				Percent
	2017	2016	Change		2017	2016	Change
Net income (GAAP) (a)	$243,871	74,375	nm	%	$592,216	325,972	81.7%
Adjust for:
Less: Equity in income of equity investments	(9,613)	(7,162)	(34.2)		(40,532)	(26,115)	(55.2)
Less: Income tax (benefit)/expense	(88,039)	33,209	nm		65,878	161,175	(59.1)
Add: Interest expense, net	28,217	29,823	(5.4)		116,028	113,523	2.2
Add: Depreciation and amortization	102,085	102,077	0.0		405,906	373,546	8.7
Less: (Gain)/loss on foreign currency translations	(343)	(84)	nm		907	(1,748)	nm
Less: Other nonoperating (income) expenses	(172)	386	nm		(453)	575	nm
Add: Share-based compensation	13,947	9,937	40.4		42,409	43,728	(3.0)
Add: TransFirst and Cayan M&A expenses*	3,281	2,267	44.7		13,367	28,176	(52.6)
Add: Litigation, claims, judgments or settlements	43	21,719	(99.8)		1,947	21,719	(91.0)
Adjusted EBITDA (non-GAAP) (b)	$293,277	266,547	10.0%		$1,197,673	1,040,551	15.1%

Total revenues (c)	$1,273,289	1,132,224			$4,927,965	4,170,077
Net income margin on total revenues (GAAP) (a)/(c)	19.2%	6.6%			12.0%	7.8%

Net revenue (d)	$870,613	785,709			$3,400,332	3,041,876
Adjusted EBITDA margin on net revenue (non-GAAP) (b)/(d)	33.7%	33.9%			35.2%	34.2%

*     Costs associated with the TransFirst and Cayan acquisition and integration that are both included in selling, general and administrative expenses.

nm = not meaningful

na = not applicable

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TSYS Announces Fourth Quarter 2017 Earnings

Reconciliation of GAAP to Non-GAAP

Free Cash Flow

(unaudited)

(in thousands)

	Twelve Months Ended
Free cash flow:	December 31,
	2017	2016

Net cash provided by operating activities (GAAP)	$856,492	718,029
Capital expenditures	(196,026)	(142,573)
Free cash flow (non-GAAP)	$660,466	575,456

Guidance Summary

(unaudited)

(in millions, except per share data)

	2018(1)			% Change
Revenue:

Total revenues (GAAP)	$3,850	to	$3,950	(22%)	to	(20%)
Less: reimbursable items, interchange and payment network fees	200	to	200
Net revenue (non-GAAP)	$3,650	to	$3,750	7%	to	10%

Earnings per share (EPS) :

Diluted EPS (GAAP)	$2.85	to	$2.95	(10%)	to	(7%)
Acquisition intangible amortization, share-based compensation, litigation, claims, judgments or settlements and TransFirst and Cayan M&A expenses, less the tax impact of adjustments	1.25	to	1.25
Adjusted diluted EPS attributable to TSYS common shareholders * (non-GAAP)	$4.10	to	$4.20	22%	to	25%

* Weighted average diluted shares outstanding		184

(1)

The estimated impact of the adoption of ASC 606 on TSYS’ 2018 Outlook is as follows:  Total revenues ($1,600)  to ($1,575), Net revenue ($62) to ($69), Diluted EPS and Adjusted diluted EPS of ($0.04) to ($0.03).  The most significant impact of adopting ASC 606 in 2018 is primarily the result of gross versus net presentation of interchange and payment network fees.  In 2018, these fees collected on behalf of the payment networks and card issuers will be presented “net” of the amounts paid to them, as opposed to the “gross” presentation for certain of these fees in 2017.

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